Rule 497(e)
                                                             File Nos. 333-70963
                                                                       811-09201



                            COLI VUL-2 SERIES ACCOUNT

                        SUPPLEMENT DATED October 19, 2004
                 To the Prospectus dated April 30, 2004 for the
                            COLI VUL-2 Series Account
                 of Great-West Life & Annuity Insurance Company

In connection with the name changes made to an investment Portfolio as approved by the Portfolio's respective shareholders, the revisions set forth below are made to the prospectus.

The Board of Trustees of Federated Growth Strategies Fund II has voted to change the name of Federated Growth Strategies Fund II and replace it with Federated Mid Cap Growth Strategies Fund II (the "Fund"), effective September 1, 2004. This name change should be reflected on pages 15 and 22 of the Prospectus.

Additionally, on page 22 of the Prospectus, under the investment policy of Federated Growth Strategies Fund II, the language should be changed from "seeks capital appreciation by investing primarily in equity securities of companies with prospects for above-average growth in earnings and dividends or companies where significant fundamental changes are taking place" to "seeks capital appreciation by investing primarily in common stock (including American Depositary Receipts (ADRs)) of mid cap companies that offer superior growth prospects. Because the Fund refers to mid cap investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its assets in investments in mid cap companies. For purposes of this limitation, mid cap companies will be defined as companies with market capitalizations similar to companies in the Russell Mid-Cap Growth Index. The definition will be applied at the time of investment, and the Fund will not be required to sell an investment because a company's market capitalization has grown or reduced outside the market capitalization range of mid cap companies."



                Please keep this supplement for future reference.